UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Climate Change Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities, particularly in emerging markets, presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, including emerging markets and market risks. Stocks of small-cap companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and more abrupt market movements. Additionally, the fund concentrates its investments in climate change-related companies, increasing its vulnerability to industry risks and regulatory developments. All of these factors may result in greater share price volatiltiy. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 6, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended November 30, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/6/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,061.00	$ 1,059.00	$ 1,062.00	$ 1,062.00
Expenses Paid per $1,000**	$ 4.09	$ 6.07	$ 3.66	$ 3.66
* For the period from September 6, 2007 (commencement of operations) to November 30, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (September 6, 2007), then divided by 366.
Expenses and Value of a $1,000 Investment for the period ended November 30, 2007
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,016.55	$ 1,012.45	$ 1,017.45	$ 1,017.45
Expenses Paid per $1,000***	$ 8.52	$ 12.63	$ 7.62	$ 7.62
*** Expenses (hypothetical expenses if the Fund had been in existence from 6/1/07) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Climate Change Fund	1.69%	2.51%	1.51%	1.51%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Nicholas Huber discusses DWS Climate Change Fund's strategy and the market environment during the period from the fund's inception on September 6, 2007 through November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform relative to its benchmark and peer group?

A: For the abbreviated reporting period ended November 30, 2007, the fund (Class A shares) outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index.1 It is important to keep in mind that the reporting period was exceptionally short at less than three months. Since our approach is to invest for the long term, we do not put much emphasis on short-term performance. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.)

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The period was characterized by extreme market volatility as investors struggled to assess the fallout from the problems in subprime mortgages. While the fund offers exposure to a broad group of industries, financials is an area in which it has minimal investments. This proved to be a clear advantage during the reporting period given the poor performance of financial stocks. As a new fund, DWS Climate Change Fund also held atypically high amounts of cash during the period as we gradually put assets to work. This too was helpful to performance, given the poor returns for the market as a whole.

With this as background, the top individual contributors for the abbreviated reporting period were First Solar and Q Cells, both of Germany, as well as Spain's Acciona. Increasing demand for solar power and alternative energy in general was beneficial for First Solar, a designer and manufacturer of solar modules and a developer of thin film technology for the semiconductor industry. The positive sentiment regarding solar companies also benefited Q Cells, the world's largest independent producer of solar cells. Acciona, one of the world's leaders in the installation of wind parks, also fared well during the period as investors focused on the increasing global demand for wind power.

Detractors from performance included the fund's positions in China's LDK Solar, Denmark's Rockwool and the United Kingdom's RPS Group. LDK Solar experienced issues related to its reporting of inventories. Although the fund sold the majority of the position prior to this event, a small remaining position hurt performance during the period. Denmark's Rockwool, a maker of insulation and other building materials, declined amid general negative sentiment toward residential and commercial real estate markets related to the US subprime issue. However, we believe the company's long-term fundamentals remain strong. The United Kingdom's RPS Group, meanwhile, was hurt by the underperformance of small-cap stocks in general throughout the period, during which investors sought the relative safety of larger companies.

Q: Please discuss the thinking behind this fund, and the way you intend to manage it.

A: The foundation for this fund is our belief that climate change is here to stay. We believe Deutsche Asset Management, through its global reach, is well-positioned to help investors take advantage of this trend.

Although the precise causes for climate change are unclear, the results are not: because of global warming, ice sheets are melting, sea levels are rising and extreme weather patterns are threatening the livelihoods of entire regions. These trends will have far-reaching social and economic impacts. In an attempt to control carbon dioxide emissions — which are believed to be the leading cause of climate change — governments are instituting new regulations, individuals are changing the way they live, and companies are responding with new products and services. The changes may be small, as in the case of companies that seek to improve their operations or lessen their negative environmental impact. In other cases, the changes may be large, as in the case of companies that develop "green" products.

These trends have created possibilities for investment as more companies see climate change as an opportunity to make money or cut costs. The shift to a low-carbon economy will create new business opportunities for every kind of company, from small start-ups to global multinational firms. The market for low-carbon energy products alone is expected to range from $500 billion to $1 trillion per year over the next five years.2

2 Stern Review on the Economics of Climate Change, 2007

Q: How do you seek to identify specific companies that are poised to benefit from climate change?

A: At DWS Scudder, we believe climate change represents a significant investment opportunity. DWS Climate Change Fund invests in companies that are responding to climate change in a number of ways, with a focus on those in the areas of cleaner technologies, energy efficiency, environment management and damage limitation.

While we believe investing in those companies is the wave of the future, finding the right companies is the key to outperformance for the fund. Some businesses will flourish, but others — faced with the high cost of implementing new practices and using alternative energies — will fail. Our goal is to identify the potential winners and weed out the losers. To this end, we employ a disciplined investment methodology to find companies that we believe will successfully respond to climate change. Our two most important investment criteria take the form of a question: is a company mitigating the effects of climate change — or is it helping the world to adapt to it? By "mitigating," we are referring to companies that are trying to reduce future greenhouse gas emissions. Others are creating products and services that help address the effects of climate change — in other words, helping the world adapt.

To narrow the universe of companies that focus on these two areas, we use a multifaceted approach that utilizes both a top-down approach and bottom-up fundamental research. The end result is a portfolio of global companies that we believe have:

unique investment ideas

strong growth potential

established market share

an attractive business model

barriers to entry or a regional advantage

high-quality management

a supportive regulatory and political environment

Q: How would you characterize the fund?

A: This is a global fund, with no specific regional focus. It is also an all-cap portfolio, meaning that we can invest in companies of any size. These two factors provide us with a great deal of flexibility to invest in what we believe are our best ideas regardless of their location or size.

The fund is actively managed, with a buy-and-hold approach, and will generally hold between 80-120 individual positions. To ensure appropriate diversification, our goal is that no more than 4% of the fund's net assets will be held in a single stock.

From a sector standpoint, it can be expected that the fund will be well-diversified. Our approach is such that we can invest in consumer stocks (for example, a company that produces energy-efficient lighting) or in financials (a company that designs instruments to tap into the growing demand in new markets, such as carbon trading).

Q: Do you have any closing thoughts for investors?

A: The changing climate is having a profound, transformational effect on virtually all industries around the world. Governments and individuals are working feverishly to reduce their "carbon footprint," and in response, companies are changing the way they do business. We believe this is a powerful shift with large investment consequences, and we look forward to identifying opportunities for the fund's shareholders in the months and years ahead.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/07

Common Stocks	93%
Cash Equivalents	7%
100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	11/30/07

United States	35%
Germany	12%
France	9%
Spain	7%
United Kingdom	7%
Netherlands	5%
Switzerland	5%
Japan	3%
Denmark	3%
Other	14%
100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	11/30/07

Industrials	50%
Utilities	18%
Consumer Discretionary	10%
Information Technology	9%
Materials	8%
Financials	3%
Energy	2%
100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2007 (19.5% of Net Assets)	Country	Percent
1. Gamesa Corporacion Tecnologica SA Manufactures aeronautical components and generators	Spain	2.5%
2. Veolia Environnement Operator of utility and transportation businesses	France	2.1%
3. ABB Ltd. Manufacturer of equipment & provides service to oil & gas petrochemicals industries	Switzerland	2.1%
4. Emerson Electric Co. Manufacturer of electrical and electronic products	United States	1.9%
5. Acciona SA Offers construction and logistics services	Spain	1.9%
6. Johnson Controls, Inc. Provider of automotive systems and building controls	United States	1.8%
7. Solarworld AG Develops and produces solar technologies	Germany	1.8%
8. Q-Cells AG Develops, produces, and sells mono- and polycrystalline, silicon-based solar cells	Germany	1.8%
9. Iberdrola SA Generates, distributes, trades and markets electricity	Spain	1.8%
10. PG&E Corp. Provider of electric and gas utilities	United States	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 86.4%
Austria 1.8%
Andritz AG	2,748	168,079
Oesterreichische Elektrizitaetswirtschafts AG "A"	5,122	346,376
(Cost $497,459)		514,455
Belgium 1.7%
Umicore (Cost $485,540)	2,070	485,006
Brazil 0.5%
Companhia Energetica de Minas Gerais (ADR) (Preferred) (Cost $129,463)	6,408	134,248
Canada 1.8%
Canadian Hydro Developers, Inc.*	26,588	163,790
Canadian National Railway Co.	3,208	155,275
Stantec, Inc.*	2,287	77,190
TimberWest Forest Corp. (Unit) (Preferred)	7,172	110,239
(Cost $520,811)		506,494
China 1.2%
JA Solar Holdings Co., Ltd. (ADR)*	2,095	124,317
Yingli Green Energy Holding Co., Ltd. (ADR)*	7,869	209,394
(Cost $334,469)		333,711
Denmark 2.7%
Greentech Energy Systems AS*	4,838	89,743
NKT Holding AS	976	93,222
Novozymes AS "B"	954	104,070
Rockwool International AS "B"	1,073	272,940
Vestas Wind Systems AS*	2,153	203,488
(Cost $804,584)		763,463
Finland 1.1%
Fortum Oyj	4,362	187,647
Wartsila Corp. "B"	1,740	132,898
(Cost $310,152)		320,545
France 7.6%
Alstom	1,307	293,385
Compagnie de Saint-Gobain	4,989	492,153
Nexans SA	1,564	209,179
Schneider Electric SA	3,483	482,806
Sechilienne SA	782	62,569
Veolia Environnement	6,480	596,911
(Cost $2,137,385)		2,137,003
Germany 10.4%
Aixtron AG*	23,047	287,377
Continental AG	3,079	400,826
Nordex AG*	1,948	94,523
Q-Cells AG*	3,633	507,120
SGL Carbon AG*	6,104	344,581
Siemens AG (Registered)	2,608	395,680
Solarworld AG	8,554	510,496
Vossloh AG	1,054	114,077
Wacker Chemie AG	942	262,999
(Cost $2,801,642)		2,917,679
Greece 0.4%
Terna Energy SA* (Cost $123,557)	8,279	111,429
Ireland 0.6%
Kingspan Group PLC (a)	2,507	52,762
Kingspan Group PLC (a)	5,149	108,773
(Cost $174,314)		161,535
Italy 1.3%
Fiat SpA (Cost $392,047)	12,977	357,134
Japan 2.9%
Daikin Industries Ltd.	2,400	123,638
IBIDEN Co., Ltd.	2,400	189,850
Miura Co., Ltd.	3,100	74,508
NGK Insulators Ltd.	3,200	98,991
Nissin Kogyo Co., Ltd.	2,500	57,822
Tokuyama Corp.	13,000	136,074
Toyota Motor Corp.	2,500	140,774
(Cost $891,852)		821,657
Netherlands 4.1%
Ballast Nedam NV (CVA)	2,873	126,165
Chicago Bridge & Iron Co. NV (New York Shares)	3,830	203,565
Grontmij NV (CVA)	2,119	77,889
Imtech NV	5,839	140,570
Koninklijke (Royal) Philips Electronics NV	4,525	188,300
Koninklijke Boskalis Westminster NV (CVA)	6,879	413,858
(Cost $1,119,262)		1,150,347
Portugal 0.6%
EDP — Energias de Portugal SA (Cost $189,668)	27,216	183,684
Singapore 0.3%
Sino-Environment Technology Group Ltd.* (Cost $89,249)	51,161	75,977
Spain 6.4%
Acciona SA	1,589	538,550
Fersa Energias Renovables SA*	5,787	62,310
Gamesa Corporacion Tecnologica SA*	15,193	688,946
Iberdrola SA	30,645	504,619
(Cost $1,768,649)		1,794,425
Sweden 1.1%
Husqvarna AB "A"	1,430	15,341
Husqvarna AB "B"	4,834	51,866
Morphic Technologies AB*	20,553	73,208
Munters AB	3,404	40,728
Svenska Cellulosa AB "B"	7,083	126,472
(Cost $305,218)		307,615
Switzerland 3.9%
ABB Ltd. (Registered)	20,197	593,257
BKW FMB Energie AG	879	104,729
OC Oerlikon Corp. AG (Registered)*	260	119,357
Schulthess Group AG (Registered)	1,049	117,797
STMicroelectronics NV	10,215	156,931
Zehnder Group AG	7	11,436
(Cost $1,080,200)		1,103,507
United Kingdom 5.8%
D1 Oils PLC*	24,937	66,205
Invensys PLC*	19,418	99,281
Johnson Matthey PLC	10,229	362,584
Rotork PLC	3,875	78,424
RPS Group PLC	50,950	316,187
Scottish & Southern Energy PLC	8,974	293,111
SIG PLC	3,872	68,767
Tanfield Group PLC*	124,905	361,830
(Cost $1,784,944)		1,646,389
United States 30.2%
Aecom Technology Corp.*	3,854	102,478
Altair Nanotechnologies, Inc.*	27,077	109,662
Applied Materials, Inc.	20,899	393,528
AVX Corp.	5,405	77,454
BorgWarner, Inc.	3,849	371,852
CLARCOR, Inc.	2,881	102,592
Comverge Inc.*	6,088	191,650
Covanta Holding Corp.*	10,222	275,892
Cree, Inc.*	4,824	118,815
Cummins, Inc.	3,765	440,129
Donaldson Co., Inc.	2,882	134,820
Emerson Electric Co.	9,484	540,778
EnerNOC, Inc.*	5,262	240,842
Entergy Corp.	1,852	221,388
First Solar, Inc.*	1,315	311,852
FPL Group, Inc.	5,740	400,422
Fuel Tech, Inc.*	6,716	163,938
FuelCell Energy, Inc.*	11,619	105,384
GrafTech International Ltd.*	4,854	78,004
ITC Holdings Corp.	3,484	177,823
Johnson Controls, Inc.	13,235	511,136
Lindsay Corp.	1,911	101,130
Ormat Technologies, Inc.	4,816	243,208
PG&E Corp.	10,809	500,132
Pike Electric Corp.*	4,216	67,034
Plum Creek Timber Co., Inc.	6,423	297,835
Power Integrations, Inc.*	5,164	155,333
Rayonier, Inc.	6,094	282,640
Rock-Tenn Co. "A"	2,035	53,683
Schnitzer Steel Industries, Inc. "A"	1,339	83,580
Shaw Group, Inc.*	2,878	182,523
SunPower Corp. "A"*	667	83,002
Tenneco, Inc.*	5,755	170,290
Tetra Tech, Inc.*	9,936	205,874
United Technologies Corp.	5,452	407,646
URS Corp.*	1,526	87,730
Valmont Industries, Inc.	3,408	267,494
WABCO Holdings, Inc.	2,641	124,021
WESCO International, Inc.*	1,922	77,803
WFI Industries Ltd.	1,625	48,671
(Cost $8,396,719)		8,510,068
Total Common Stocks (Cost $24,337,184)		24,336,371

Cash Equivalents 7.0%
Cash Management QP Trust, 4.88% (b) (Cost $1,966,038)	1,966,038	1,966,038
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,303,222)+	93.4	26,302,409
Other Assets and Liabilities, Net	6.6	1,853,479
Net Assets	100.0	28,155,888
* Non-income producing security
+ The cost for federal income tax purposes was $26,303,222. At November 30, 2007, net unrealized depreciation for all securities based on tax cost was $813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $704,222 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $705,035.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $24,337,184)	$ 24,336,371
Investment in Cash Management QP Trust (cost $1,966,038)	1,966,038
Total investments, at value (cost $26,303,222)	26,302,409
Foreign currency, at value (cost $883,540)	876,886
Receivable for investments sold	108,911
Receivable for Fund shares sold	2,371,244
Dividends receivable	7,874
Interest receivable	15,389
Due from Advisor	8,556
Deferred offering costs	80,538
Other assets	556
Total assets	29,772,363
Liabilities
Payable for investments purchased	1,580,488
Other accrued expenses and payables	35,987
Total liabilities	1,616,475
Net assets, at value	$ 28,155,888
Net Assets Consist of
Accumulated net investment loss	(7,613)
Net unrealized appreciation (depreciation) on: Investments	(813)
Foreign currency	(1,527)
Accumulated net realized gain (loss)	98,575
Paid-in capital	28,067,266
Net assets, at value	$ 28,155,888

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($10,428,329 ÷ 982,446 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 10.61
Maximum offering price per share (100 ÷ 94.25 of $10.61)	$ 11.26

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,431,562 ÷ 701,565 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 10.59
Class S Net Asset Value, offering and redemption price(a) per share ($8,935,707 ÷ 841,372 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 10.62
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,360,290 ÷ 128,113 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 10.62
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from September 6, 2007 (commencement of operations) to November 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $103)	$ 13,057
Interest	70
Interest — Cash Management QP Trust	24,697
Total Income	37,824
Expenses: Management fee	25,152
Administration fee	3,133
Distribution and service fees	6,107
Services to shareholders	3,139
Custody fee	23,549
Audit and tax fees	22,626
Directors' fees and expenses	286
Reports to shareholders	4,300
Offering expenses	22,213
Registration fees	430
Other	1,649
Total expenses before expense reductions	112,584
Expense reductions	(67,147)
Total expenses after expense reductions	45,437
Net investment income (loss)	(7,613)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	114,533
Foreign currency	(15,958)
98,575
Change in net unrealized appreciation (depreciation) on: Investments	(813)
Foreign currency	(1,527)
(2,340)
Net gain (loss)	96,235
Net increase (decrease) in net assets resulting from operations	$ 88,622

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended November 30, 2007* (Unaudited)
Operations: Net investment income (loss)	$ (7,613)
Net realized gain (loss)	98,575
Change in net unrealized appreciation (depreciation)	(2,340)
Net increase (decrease) in net assets resulting from operations	88,622
Fund share transactions: Proceeds from shares sold	28,087,865
Cost of shares redeemed	(20,599)
Net increase (decrease) in net assets from Fund share transactions	28,067,266
Increase (decrease) in net assets	28,155,888
Net assets at beginning of year	—
Net assets at end of period (including accumulated net investment loss of $7,613)	$ 28,155,888
* For the period from September 6, 2007 (commencement of operations) to November 30, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	.61
Total from investment operations	.61
Net asset value, end of period	$ 10.61
Total Return (%)[c,d]	6.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10
Ratio of expenses before expense reductions (%)	4.29*
Ratio of expenses after expense reductions (%)	1.69*
Ratio of net investment income (loss) (%)	(.19)*
Portfolio turnover rate (%)	14**
[a] For the period from September 6, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is more than ($.005).

Class C	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss)	.61
Total from investment operations	.59
Net asset value, end of period	$ 10.59
Total Return (%)[c,d]	5.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions (%)	5.19*
Ratio of expenses after expense reductions (%)	2.51*
Ratio of net investment income (loss) (%)	(1.01)*
Portfolio turnover rate (%)	14**
[a] For the period from September 6, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	.62
Total from investment operations	.62
Net asset value, end of period	$ 10.62
Total Return (%)[c]	6.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses before expense reductions (%)	4.26*
Ratio of expenses after expense reductions (%)	1.51*
Ratio of net investment income (loss) (%)	(.01)*
Portfolio turnover rate (%)	14**
[a] For the period from September 6, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is more than ($.005).

Institutional Class	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	.62
Total from investment operations	.62
Net asset value, end of period	$ 10.62
Total Return (%)[c]	6.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	4.14*
Ratio of expenses after expense reductions (%)	1.51*
Ratio of net investment income (loss) (%)	(.01)*
Portfolio turnover rate (%)	14**
[a] For the period from September 6, 2007 (commencement of operations) to November 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is more than ($.005).

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Climate Change Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from September 6, 2007 (commencement of operations) to November 30, 2007, purchases and sales of investment securities aggregated $25,896,367 and $1,673,717, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from September 6, 2007 (commencement of operations) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the period from September 6, 2007 (commencement of operations) to November 30, 2007, the Advisor waived $25,152 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the period from September 6, 2007 (commencement of operations) to November 30, 2007, the Advisor reimbursed the Fund $14,897 of other expenses and $22,213 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. For the period from September 6, 2007 (commencement of operations) to November 30, 2007, the Advisor accrued an Administration Fee of $3,133, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from September 6, 2007 (commencement of operations) to November 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 932	$ —	$ 812
Class C	824	465	383
Class S	1,204	1,194	106
Institutional Class	93	93	—
	$ 3,053	$ 1,752	$ 1,301

Distribution and Service Agreement. Under the Fund's Class C 12b-1 plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from September 6, 2007 (commencement of operations) to November 30, 2007 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class C	$ 4,489	$ 2,770

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from September 6, 2007 (commencement of operations) to November 30, 2007 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annualized Effective Rate
Class A	$ 492	$ 285.06%
Class C	1,126	543.19%
	$ 1,618	$ 828

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from September 6, 2007 (commencement of operations) to November 30, 2007 aggregated $716.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. There were no CDSC fees charged for the period from September 6, 2007 (commencement of operations) to November 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from September 6, 2007 (commencement of operations) to November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $3,870, all of which is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At November 30, 2007, the Advisor and other affiliated funds hold approximately 19% and 17% of the outstanding shares of the Fund, respectively.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended November 30, 2007*
	Shares	Dollars
Shares sold
Class A	983,446	$ 10,387,660
Class C	701,565	7,417,525
Class S	842,355	8,999,025
Institutional Class	128,113	1,283,655
		$ 28,087,865
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —
Class C	—	—
Class S	—	—
Institutional Class	—	—
		$ —
Shares redeemed
Class A	(1,000)	$ (10,540)
Class C	—	—
Class S	(983)	(10,059)
Institutional Class	—	—
		$ (20,599)
Redemption fees		$ —
Net increase (decrease)
Class A	982,446	$ 10,377,120
Class C	701,565	7,417,525
Class S	841,372	8,988,966
Institutional Class	128,113	1,283,655
		$ 28,067,266
* For the period from September 6, 2007 (commencement of operations) to November 30, 2007.

F. Line of Credit

Effective January 4, 2008, the Fund entered into a Line of Credit facility. The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Investment Management Agreement Approval

The Fund's Trustees approved the Fund's initial investment management agreement with DIMA and the related sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH ("DeAMi") in August 2007.

In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeAMi is an affiliate of DIMA, and the sub-advisory fee paid to DeAMi is paid by DIMA out of its fee and not directly by the Fund.

While shareholders may focus primarily on fund performance and fees, the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the Fund's investment management agreement and sub-advisory agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The proposed investment management fee schedule for the Fund, including (i) comparative information regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA. The Board gave careful consideration to the management fees paid to other investment advisors by similar funds, and to the fee rates paid to DIMA by similar funds. The Board gave a lesser weight to the fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. In addition, in examining the sub-advisory fee paid to DeAMi, the Board noted that DeAMi is an affiliate of DIMA and that the fee paid to DeAMi is paid by DIMA out of its fee and not directly by the Fund. Taking into account the foregoing, the Board concluded that the proposed fee schedules represent reasonable compensation in light of the nature, extent and quality of investment services to be provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. While the current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's proposed fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund.

The total operating expenses of the Fund. The Board considered the total operating expenses borne by similar funds. The Board also considered that the expense limitations agreed to by DIMA with respect to the Fund serve to ensure that the Fund's total operating expenses would be competitive relative to similar funds.

The nature, extent and quality of the advisory services to be provided by DIMA and DeAMi. Because the Fund had not yet commenced operations, no information relating to the Fund's past performance could be considered by the Board. The Board did consider DIMA's experience with managing other similar funds. The Board noted that DIMA and DeAMi are part of Deutsche Bank, a major global banking institution, and believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources. The Board also considered information regarding DIMA and DeAMi, including their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the proposed terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements.

The costs of the services to DIMA and its affiliates from their relationships with the Fund. Because the Fund had not yet commenced operations, no information regarding DIMA's costs and profits from providing investment management services to the Fund could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by DIMA and its affiliates with respect to investment management services, administrative services, fund accounting, shareholder servicing and distribution (including fees proposed to be paid pursuant to 12b-1 plans). The Board also considered the entrepreneurial risk associated with launching a new fund. The Board considered these fees and services in light of its experience with other funds managed by DIMA.

The practices of DIMA and DeAMi regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that DIMA and DeAMi's practices with respect to the selection and compensation of brokers for the Fund would be the same as for other Funds overseen by the Board.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to provide high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to approve the investment management agreement and the sub-advisory agreement and concluded that such agreements were in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the management fees charged by DeAM to the DWS Climate Change Fund. My evaluation considered the following:

Management fees charged by other mutual fund companies for like services, which included review of the management fees and total expenses of the thirteen existing funds in the Lipper multi-cap Growth category and offering standard A shares.

Management fees charged to institutional and other clients of DeAM for like services, including two offshore products.

Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this is a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

The nature and quality of DeAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Climate Change Fund are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008